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                                                                   Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-40393, No. 333-29745 and No. 333-59795 of DAOU Systems, Inc. on Form S-8
of our report dated February 13, 1998 (relating to the financial statements of Sentient Systems, Inc. not presented separately herein) appearing in this Form 8-K of DAOU Systems, Inc.


/s/DELOITTE & TOUCHE LLP
McLean, Virginia
November 20, 1998